SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 15, 2016

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry Into a Material Definitive Agreement.

Note Purchase Agreement and Contribution Agreement

On December 12, 2016, Pacific Ethanol, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with 5 accredited investors (the “Investors”). On December 15, 2016, under the terms of the Note Purchase Agreement, the Company sold $55.0 million in aggregate principal amount of its senior secured notes (the “Notes”) to the Investors in a private offering (the “Note Transaction”) for aggregate gross proceeds of 97% of the principal amount of the Notes sold.

The Notes will mature on December 15, 2019 (the “Maturity Date”). Interest on the Notes will accrue at a rate equal to (i) the greater of 1% and the three-month London Interbank Offered Rate (“LIBOR”), plus 7.0% from the closing through December 14, 2017, (ii) the greater of 1% and LIBOR, plus 9% between December 15, 2017 and December 14, 2018, and (iii) the greater of 1% and LIBOR plus 11% between December 15, 2018 and the Maturity Date. The interest rate will increase by an additional 2% per annum above the interest rate otherwise applicable upon the occurrence, and during the continuance, of an event of default until such event of default has been cured. Interest shall be payable in cash in arrears on the 15th calendar day of each March, June, September and December beginning on March 15, 2017. The Company is required to pay all outstanding principal and any accrued and unpaid interest on the Notes on the Maturity Date. The Company may, at its option, prepay the Notes at any time without premium or penalty. The Notes contain a variety of events of default which are typical for transactions of this type. The payments due under the Notes will rank senior to all other indebtedness of the Company, other than permitted senior indebtedness. The Notes contain a variety of obligations on the part of the Company not to engage in certain activities, which are typical for transactions of this type, including that (i) the Company and certain of its subsidiaries will not incur other indebtedness, except for certain permitted indebtedness, (ii) the Company and certain of its subsidiaries will not redeem, repurchase or pay any dividend or distribution on their respective capital stock without the prior consent of the holders of the Notes holding 66-2/3% of the aggregate principal amount of the Notes, other than certain permitted distributions, (iii) the Company and certain of its subsidiaries will not sell, lease, assign, transfer or otherwise dispose of any assets of the Company or any such subsidiary, except for certain permitted dispositions (including the sales of inventory or receivables in the ordinary course of business), and (iv) the Company and certain of its subsidiaries will not issue any capital stock or membership interests for any purpose other than to pay down a portion of all of the amounts owed under the Notes and in connection with the Company’s stock incentive plans. The Notes are secured by a first-priority security interest in the Company’s equity interest in its wholly-owned subsidiary, PE Op. Co. pursuant to the terms of a Security Agreement (the “Note Security Agreement”) entered into at closing by and among the Company, the Investors and Cortland Capital Market Services LLC (as collateral agent).

On December 12, 2016, Pacific Ethanol Central, LLC (“PE Central”), a wholly-owned subsidiary of the Company, entered into a Contribution Agreement (the “Contribution Agreement”) with Aurora Cooperative Elevator Company, a Nebraska cooperative corporation (“Aurora Coop”) and Pacific Aurora, LLC, a Delaware limited liability company (“Pacific Aurora”), pursuant to which, on December 15, 2016, (i) PE Central contributed 100% of the equity interests of its wholly-owned subsidiaries, Pacific Ethanol Aurora East, LLC (“AE”) and Pacific Ethanol Aurora West, LLC (“AW”) (which own the Company’s Aurora East and Aurora West ethanol plants, respectively) to Pacific Aurora in exchange for an 88.15% ownership interest in Pacific Aurora and a certain amount in cash, and (ii) Aurora Coop contributed its elevator and related grain handling assets located in Aurora, Nebraska, to Pacific Aurora in exchange for an 11.85% ownership interest in Pacific Aurora.

Unit Purchase Agreement

On December 15, 2016, PE Central entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”) with Aurora Coop pursuant to which PE Central sold a 14.22% ownership interest in Pacific Aurora to Aurora Coop for $30.0 million in cash. Following the closing of the Contribution Agreement and the Unit Purchase Agreement, the Company, through PE Central, owns 73.93% of Pacific Aurora and Aurora Coop owns 26.07% of Pacific Aurora.

Pekin Credit Facility

On December 15, 2016, the Company’s wholly-owned subsidiary, Pacific Ethanol Pekin, Inc. (“Pekin”), entered into a Credit Agreement (the “Pekin Credit Agreement”) with 1st Farm Credit Services, PCA and CoBank, ACB (“CoBank”) (as cash management provider and agent). On December 15, 2016, under the terms of the Pekin Credit Agreement, Pekin borrowed from 1st Farm Credit Services $64.0 million under the terms of a term loan facility that will mature on August 20, 2021 (the “Pekin Term Loan”) and $32.0 million under the terms of a revolving term loan facility that will expire on February 1, 2022 (the “Pekin Revolving Loan” and, together with the Pekin Term Loan, the “Pekin Credit Facility”). The Pekin Credit Facility is secured by a first-priority security interest in all of the assets of Pekin under the terms of a Security Agreement, dated December 15, 2016, by and between Pekin and CoBank (the “Pekin Security Agreement”). Interest accrues under the Pekin Credit Facility at a rate equal to the 30-day LIBOR plus 3.75%, payable monthly. Pekin will make quarterly principal payments in the amount of $3.5 million on the Pekin Term Loan beginning on May 20, 2017 followed by a principal payment of $4.5 million on August 20, 2021. Pekin will pay a 0.75% per annum fee on any unused portion of the Pekin Revolving Loan, payable monthly in arrears. Prepayment of the Pekin Credit Facility will be subject to a prepayment penalty. Under the terms of the Pekin Credit Agreement, Pekin will be required to maintain not less than $20.0 million in working capital and an annual debt coverage ratio of not less than 1.25 to 1.0. The Pekin Credit Agreement contains a variety of affirmative covenants, negative covenants and events of default which are customary for transactions of this type.

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Pacific Aurora Credit Facility

On December 15, 2016, Pacific Aurora, AW and AE (collectively, the “Aurora Borrowers”) entered into a Credit Agreement (the “Pacific Aurora Credit Agreement”) with CoBank. Under the terms of the Pacific Aurora Credit Agreement, Pacific Aurora may borrow up to $30.0 million under the terms of a revolving term loan facility from CoBank that will mature on February 1, 2022 (the “Pacific Aurora Credit Facility”). The Pacific Aurora Credit Facility is secured by a first-priority security interest in all of the assets of the Aurora Borrowers under the terms of a Security Agreement, dated December 15, 2016, by and among the Borrowers and CoBank (the “Pacific Aurora Security Agreement”). Availability under the Pacific Aurora Credit Facility will be reduced by $2.5 million on the first day of each June and December beginning on June 1, 2017 through and including December 1, 2020. Interest accrues under the Pacific Aurora Credit Facility at a rate equal to the 30-day LIBOR plus 4.0%, payable monthly. Pacific Aurora will pay a 0.75% per annum fee on any unused portion of the Pacific Aurora Credit Facility, payable monthly in arrears. Prepayment of the Pacific Aurora Credit Facility will be subject to a prepayment penalty. Under the terms of the Pacific Aurora Credit Agreement, Pacific Aurora will be required to maintain not less than $22.5 million in working capital through June 30, 2017, not less than $24.0 million in working capital after June 30, 2017, and a debt coverage ratio of not less than 1.5 to 1.0.

On December 15, 2016, the Company entered into a Working Capital Maintenance Agreement with CoBank, pursuant to which the Company agreed to contribute capital to Pacific Aurora (through PE Central) from time to time to ensure that Pacific Aurora maintains the minimum working capital thresholds required in the Pacific Aurora Credit Agreement (the “Working Capital Maintenance Agreement”). The Pacific Aurora Credit Agreement contains a variety of affirmative covenants, negative covenants and events of default which are customary for transactions of this type.

Use of Proceeds

On December 15, 2016, the Company used the borrowings under the Pekin Credit Facility together with the $30.0 million received from the sale of interests under the Unit Purchase Agreement and approximately $32.5 million of the net proceeds received under the Note Purchase Agreement to repay the approximately $158.5 million owed under the terms of the Amended and Restated Senior Secured Term Loan Credit Agreement dated September 24, 2012 among PE Central, the lenders from time to time party thereto, and Citibank, N.A.

The descriptions of the Note Purchase Agreement, the Notes, the Note Security Agreement, the Unit Purchase Agreement, the Contribution Agreement, the Pekin Credit Agreement, the Pekin Security Agreement, the Pacific Aurora Credit Agreement, the Pacific Aurora Security Agreement and the Working Capital Maintenance Agreement do not purport to be complete and are qualified in their entirety by reference to the copies of such agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference. Readers should review those agreements for a complete understanding of the terms and conditions associated with the transactions described in this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 15, 2016, the Company sold $55.0 million in aggregate principal amount of its Notes pursuant to the terms of the Note Purchase Agreement, as described above under Item 1.01. The disclosures regarding the Notes and the Note Purchase Agreement contained above under Item 1.01 are incorporated herein by reference.

On December 15, 2016, Pekin obtained a credit facility by entering into the Pekin Credit Agreement, as described above under Item 1.01. The disclosures regarding the Pekin Credit Facility contained above under Item 1.01 are incorporated herein by reference.

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On December 15, 2016, the Aurora Borrowers obtained a credit facility by entering into the Pacific Aurora Credit Agreement, as described above under Item 1.01. The disclosures regarding the Pacific Aurora Credit Facility contained above under Item 1.01 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1	Contribution Agreement, dated December 12, 2016, by and among Pacific Ethanol Central, LLC, Aurora Cooperative Elevator Company and Pacific Aurora, LLC (#) (*)

10.2	Note Purchase Agreement, dated December 12, 2016, by and among Pacific Ethanol, Inc. and the investors party thereto (#) (*)

10.3	Form of Senior Secured Note for an aggregate principal amount of $55 million issued on December 15, 2016 pursuant to the Note Purchase Agreement, dated December 12, 2016, by and among Pacific Ethanol, Inc. and the investors party thereto (**)

10.4	Security Agreement, dated December 15, 2016, by and among Pacific Ethanol, Inc., Cortland Capital Market Services LLC and the holders of Pacific Ethanol, Inc.’s Senior Secured Notes (#) (**)

10.5	Credit Agreement, dated December 15, 2016, by and among Pacific Ethanol Pekin, Inc., 1st Farm Credit Services, PCA and CoBank, ACB (#) (**)

10.6	Security Agreement, dated December 15, 2016, by and between Pacific Ethanol Pekin, Inc. and CoBank, ACB (#) (**)

10.7	Credit Agreement, dated December 15, 2016, by and among Pacific Aurora, LLC, Pacific Ethanol Aurora West, LLC, Pacific Ethanol Aurora East, LLC and CoBank, ACB (#) (**)

10.8	Security Agreement, dated December 15, 2016, by and among Pacific Aurora, LLC, Pacific Ethanol Aurora West, LLC, Pacific Ethanol Aurora East, LLC and CoBank, ACB (#) (**)

10.9	Working Capital Maintenance Agreement, dated December 15, 2016, by and between Pacific Ethanol, Inc. and CoBank, ACB (#) (**)

_______________

(#)       Certain of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

(*)       Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2016.

(**)     Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2016	PACIFIC ETHANOL, INC.

By: /S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel and Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description

10.3	Form of Senior Secured Note for an aggregate principal amount of $55 million issued on December 15, 2016 pursuant to the Note Purchase Agreement, dated December 12, 2016, by and among Pacific Ethanol, Inc. and the investors party thereto

10.4	Security Agreement, dated December 15, 2016, by and among Pacific Ethanol, Inc., Cortland Capital Market Services LLC and the holders of Pacific Ethanol, Inc.’s Senior Secured Notes (#)

10.5	Credit Agreement, dated December 15, 2016, by and among Pacific Ethanol Pekin, Inc., 1st Farm Credit Services, PCA and CoBank, ACB (#)

10.6	Security Agreement, dated December 15, 2016, by and between Pacific Ethanol Pekin, Inc. and CoBank, ACB (#)

10.7	Credit Agreement, dated December 15, 2016, by and among Pacific Aurora, LLC, Pacific Ethanol Aurora West, LLC, Pacific Ethanol Aurora East, LLC and CoBank, ACB (#)

10.8	Security Agreement, dated December 15, 2016, by and among Pacific Aurora, LLC, Pacific Ethanol Aurora West, LLC, Pacific Ethanol Aurora East, LLC and CoBank, ACB (#)

10.9	Working Capital Maintenance Agreement, dated December 15, 2016, by and between Pacific Ethanol, Inc. and CoBank, ACB (#)

_______________
(#)       Certain of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

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